Exhibit 99.2

Statistical Supplement Package

(unaudited)

Fourth Quarter 2009

Ameriprise Financial, Inc.

Statistical Supplement Information

Table of Contents

Page
Ameriprise Financial, Inc.
Highlights	4
Financial Summary	5
Consolidated Income Statements	6
Consolidated, Per Share Summary	8
Advice & Wealth Management Segment
Segment Income Statements	10
Segment Metrics	11
Asset Management Segment
Segment Income Statements	13
Segment Metrics	14
Domestic Asset Management Products	15
International Asset Management Products	16
Annuities Segment
Segment Income Statements	18
Segment Metrics	19
Protection Segment
Segment Income Statements	21
Segment Metrics	22
Corporate & Other Segment
Segment Income Statements	24
Eliminations
Income Statements	25
Balance Sheet and Ratings Information
Consolidated Balance Sheets	27
Capital and Ratings Information	28
Investments	29
Non-GAAP Financial Information	30
Glossary of Selected Terminology
Glossary of Selected Terminology - Segments	31
Glossary of Selected Terminology	32
Exhibit A
Return on Equity	34
Exhibit B
Disclosed Items	36
Exhibit C
Prior Statistical Supplement Reconciliation Tables	41

Statistical Supplement Package

(unaudited)

Fourth Quarter 2009

Consolidated Results

Ameriprise Financial, Inc.

Highlights

Fourth Quarter 2009

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions, except earnings per share amounts,
headcount and as otherwise noted, unaudited)	4 Qtr 2008	1 Qtr 2009	2 Qtr 2009	3 Qtr 2009	4 Qtr 2009	2008	2009	Diff.	%	Diff.	%	Diff.	%
Management Targets
Net revenue growth: Target 6 - 8%	(40.9)%	(13.8)%	(4.6)%	19.7%	70.0%	(18.7)%	12.9%	110.9%		31.6%		50.3%
Return on equity: Target 12 - 15%	(0.5)%	(1.4)%	(3.1)%	1.6%	9.3%	(0.5)%	9.3%	9.8%		9.8%		7.7%
Earnings per diluted share growth: Target 12 - 15%	NM	(29.3)%	(55.9)%	NM	NM	NM	NM	NM		NM		NM

Margins
Pretax income (loss) margin (1)	(50.3)%	7.8%	6.1%	17.5%	14.6%	(6.1)%	11.8%	64.9%		17.9%		(2.9)%
Net income (loss) attributable to Ameriprise Financial margin (1)	(27.6)%	7.6%	5.1%	13.4%	10.4%	(0.5)%	9.3%	38.0%		9.8%		(3.0)%

Earnings Per Share
Basic earnings (loss) per share	$(1.69)	$0.58	$0.41	$1.00	$0.92	$(0.17)	$2.98	$2.61	#	$3.15	#	$(0.08)	(8)%
Earnings (loss) per diluted share	$(1.69)	$0.58	$0.41	$1.00	$0.90	$(0.17)	$2.95	$2.59	#	$3.12	#	$(0.10)	(10)%

Share Information
Total common outstanding	216.5	219.1	255.0	255.1	255.1	216.5	255.1	38.6	18%	38.6	18%	—	—
Nonforfeitable restricted stock units	1.9	4.6	4.2	3.7	3.8	1.9	3.8	1.9	#	1.9	#	0.1	3%
Total potentially dilutive	2.1	0.7	1.4	2.5	4.8	2.1	4.8	2.7	#	2.7	#	2.3	92%
Total diluted shares	220.5	224.4	260.6	261.3	263.7	220.5	263.7	43.2	20%	43.2	20%	2.4	1%

Weighted average common shares outstanding
Basic	218.5	222.3	228.8	258.7	258.9	222.3	242.2	40.4	18%	19.9	9%	0.2	—
Diluted	220.3	223.5	230.0	260.7	263.3	224.9	244.4	43.0	20%	19.5	9%	2.6	1%

Metrics
Ameriprise Financial shareholders equity - end of period	$6,178	$6,384	$8,110	$9,049	$9,273	$6,178	$9,273	$3,095	50%	$3,095	50%	$224	2%
Total client assets	241,363	231,298	258,393	286,590	294,027	241,363	294,027	52,664	22%	52,664	22%	7,437	3%
Total financial advisors	12,486	12,466	12,508	12,314	12,036	12,486	12,036	(450)	(4)%	(450)	(4)%	(278)	(2)%
Net revenue per financial advisor (in thousands)	$46	$58	$63	$68	$73	$266	$262	$27	59%	$(4)	(2)%	$5	7%

Owned, Managed, and Administered Assets (in billions)
Owned	$31.7	$29.6	$32.5	$36.0	$36.9	$31.7	$36.9	$5.2	16%	$5.2	16%	$0.9	3%
Managed
External clients	209.4	196.4	222.2	247.7	256.6	209.4	256.6	47.2	23%	47.2	23%	8.9	4%
Owned	55.5	56.9	62.8	67.7	69.2	55.5	69.2	13.7	25%	13.7	25%	1.5	2%
Total managed	264.9	253.3	285.0	315.4	325.8	264.9	325.8	60.9	23%	60.9	23%	10.4	3%
Administered	75.5	71.1	79.8	88.5	95.1	75.5	95.1	19.6	26%	19.6	26%	6.6	7%
Total OMA assets	$372.1	$354.0	$397.3	$439.9	$457.8	$372.1	$457.8	$85.7	23%	$85.7	23%	$17.9	4%

Dividends paid	$38	$37	$38	$43	$46	$143	$164	$8	21%	$21	15%	$3	7%
Common stock share repurchases	$—	$—	$—	$—	$—	$614	$—	$—	—	$(614)	#	$—	—

Debt to total capital	24.7%	23.1%	23.1%	18.7%	19.5%	24.7%	19.5%	(5.2)%		(5.2)%		0.8%
Debt to total capital excluding non-recourse debt (1)	24.1%	22.4%	22.2%	17.1%	16.7%	24.1%	16.7%	(7.4)%		(7.4)%		(0.4)%
Debt to total capital excluding non-recourse debt and 75% equity credit (1)	19.8%	19.3%	19.9%	14.8%	14.5%	19.8%	14.5%	(5.3)%		(5.3)%		(0.3)%

(1) See non-GAAP Financial Information.

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Financial Summary

Fourth Quarter 2009

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2008	1 Qtr 2009	2 Qtr 2009	3 Qtr 2009	4 Qtr 2009	2008	2009	Diff.	%	Diff.	%	Diff.	%
Segment Summary
Net Revenues
Advice & Wealth Management	$578	$726	$785	$832	$873	$3,110	$3,216	$295	51%	$106	3%	$41	5%
Asset Management	265	248	285	330	505	1,289	1,368	240	91%	79	6%	175	53%
Annuities	310	492	562	591	620	1,618	2,265	310	#	647	40%	29	5%
Protection	450	496	497	450	528	1,954	1,971	78	17%	17	1%	78	17%
Corporate & Other	(15)	29	(5)	(11)	(11)	(1)	2	4	27%	3	#	—	—
Eliminations	(253)	(275)	(250)	(246)	(246)	(1,054)	(1,017)	7	3%	37	4%	—	—
Total net revenues	1,335	1,716	1,874	1,946	2,269	6,916	7,805	934	70%	889	13%	323	17%

Expenses
Advice & Wealth Management	765	787	788	820	855	3,259	3,250	90	12%	(9)	—	35	4%
Asset Management (2)	263	256	297	320	435	1,212	1,308	172	65%	96	8%	115	36%
Annuities	682	363	468	323	463	1,905	1,617	(219)	(32)%	(288)	(15)%	140	43%
Protection	417	384	387	305	399	1,602	1,475	(18)	(4)%	(127)	(8)%	94	31%
Corporate & Other	102	53	61	84	69	363	267	(33)	(32)%	(96)	(26)%	(15)	(18)%
Eliminations	(253)	(275)	(250)	(246)	(246)	(1,054)	(1,017)	7	3%	37	4%	—	—
Total expenses	1,976	1,568	1,751	1,606	1,975	7,287	6,900	(1)	—	(387)	(5)%	369	23%

Pretax income (loss) attributable to Ameriprise Financial
Advice & Wealth Management	(187)	(61)	(3)	12	18	(149)	(34)	205	#	115	77%	6	50%
Asset Management	2	(8)	(12)	10	70	77	60	68	#	(17)	(22)%	60	#
Annuities	(372)	129	94	268	157	(287)	648	529	#	935	#	(111)	(41)%
Protection	33	112	110	145	129	352	496	96	#	144	41%	(16)	(11)%
Corporate & Other	(117)	(24)	(66)	(95)	(80)	(364)	(265)	37	32%	99	27%	15	16%
Eliminations	—	—	—	—	—	—	—	—	—	—	—	—	—
Pretax income (loss) attributable to Ameriprise Financial	$(641)	$148	$123	$340	$294	$(371)	$905	$935	#	$1,276	#	$(46)	(14)%

Pretax Income (Loss) Margin (1)
Advice & Wealth Management	(32.4)%	(8.4)%	(0.4)%	1.4%	2.1%	(4.8)%	(1.1)%	34.5%		3.7%		0.7%
Asset Management	0.8%	(3.2)%	(4.2)%	3.0%	13.9%	6.0%	4.4%	13.1%		(1.6)%		10.9%
Annuities	(120.0)%	26.2%	16.7%	45.3%	25.3%	(17.7)%	28.6%	145.3%		46.3%		(20.0)%
Protection	7.3%	22.6%	22.1%	32.2%	24.4%	18.0%	25.2%	17.1%		7.2%		(7.8)%
Ameriprise Financial, Inc.	(50.3)%	7.8%	6.1%	17.5%	14.6%	(6.1)%	11.8%	64.9%		17.9%		(2.9)%

Allocated Equity
Advice & Wealth Management	$879	$833	$825	$784	$747	$879	$747	$(132)	(15)%	$(132)	(15)%	$(37)	(5)%
Asset Management	1,184	1,039	1,043	1,059	1,054	1,184	1,054	(130)	(11)%	(130)	(11)%	(5)	—
Annuities	2,754	2,774	2,093	2,322	2,459	2,754	2,459	(295)	(11)%	(295)	(11)%	137	6%
Protection	2,339	2,388	2,450	2,463	2,540	2,339	2,540	201	9%	201	9%	77	3%
Corporate & Other	115	484	2,087	2,144	2,210	115	2,210	2,095	#	2,095	#	66	3%
Total allocated equity	$7,271	$7,518	$8,498	$8,772	$9,010	$7,271	$9,010	$1,739	24%	$1,739	24%	$238	3%

Return on Allocated Equity (1) (3)
Advice & Wealth Management	(10.3)%	(19.4)%	(23.8)%	(18.0)%	(2.7)%	(10.3)%	(2.7)%	7.6%		7.6%		15.3%
Asset Management	5.6%	3.6%	(0.2)%	(0.5)%	3.6%	5.6%	3.6%	(2.0)%		(2.0)%		4.1%
Annuities	(8.4)%	(5.5)%	(5.0)%	3.2%	17.0%	(8.4)%	17.0%	25.4%		25.4%		13.8%
Protection	9.7%	9.9%	9.7%	10.7%	13.2%	9.7%	13.2%	3.5%		3.5%		2.5%

(1) See non-GAAP Financial Information.

(2) Total expenses include net income (loss) attributable to noncontrolling interest.

(3) Calculated using the statutory tax rate of 35%.

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Consolidated Income Statements

Fourth Quarter 2009

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2008	1 Qtr 2009	2 Qtr 2009	3 Qtr 2009	4 Qtr 2009	2008	2009	Diff.	%	Diff.	%	Diff.	%

Revenues
Management and financial advice fees	$607	$554	$606	$689	$855	$2,899	$2,704	$248	41%	$(195)	(7)%	$166	24%
Distribution fees	334	311	351	367	391	1,565	1,420	57	17%	(145)	(9)%	24	7%
Net investment income	(32)	418	511	538	535	817	2,002	567	#	1,185	#	(3)	(1)%
Premiums	271	266	269	276	287	1,048	1,098	16	6%	50	5%	11	4%
Other revenues	202	209	175	109	229	766	722	27	13%	(44)	(6)%	120	#
Total revenues	1,382	1,758	1,912	1,979	2,297	7,095	7,946	915	66%	851	12%	318	16%
Banking and deposit interest expense	47	42	38	33	28	179	141	(19)	(40)%	(38)	(21)%	(5)	(15)%
Total net revenues	1,335	1,716	1,874	1,946	2,269	6,916	7,805	934	70%	889	13%	323	17%

Expenses
Distribution expenses	413	384	432	462	504	1,912	1,782	91	22%	(130)	(7)%	42	9%
Interest credited to fixed accounts	203	205	237	232	229	790	903	26	13%	113	14%	(3)	(1)%
Benefits, claims, losses and settlement expenses	331	100	587	306	349	1,125	1,342	18	5%	217	19%	43	14%
Amortization of deferred acquisition costs	395	286	(125)	(64)	120	933	217	(275)	(70)%	(716)	(77)%	184	#
Interest and debt expense	28	26	28	45	28	109	127	—	—	18	17%	(17)	(38)%
General and administrative expense	636	581	600	625	708	2,472	2,514	72	11%	42	2%	83	13%
Total expenses	2,006	1,582	1,759	1,606	1,938	7,341	6,885	(68)	(3)%	(456)	(6)%	332	21%

Pretax income (loss)	(671)	134	115	340	331	(425)	920	1,002	#	1,345	#	(9)	(3)%
Income tax provision (benefit)	(272)	18	28	80	57	(333)	183	329	#	516	#	(23)	(29)%
Net income (loss)	(399)	116	87	260	274	(92)	737	673	#	829	#	14	5%
Less: Net loss attributable to noncontrolling interest	(30)	(14)	(8)	—	37	(54)	15	67	#	69	#	37	—
Net income (loss) attributable to Ameriprise Financial	$(369)	$130	$95	$260	$237	$(38)	$722	$606	#	$760	#	$(23)	(9)%

Income Statement Metrics
Pretax income (loss) margin (1)	(50.3)%	7.8%	6.1%	17.5%	14.6%	(6.1)%	11.8%	64.9%		17.9%		(2.9)%
Net income (loss) attributable to Ameriprise Financial margin (1)	(27.6)%	7.6%	5.1%	13.4%	10.4%	(0.5)%	9.3%	38.0%		9.8%		(3.0)%

(1)  See non-GAAP Financial Information.

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Consolidated Income Statements

Fourth Quarter 2009

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2008	1 Qtr 2009	2 Qtr 2009	3 Qtr 2009	4 Qtr 2009	2008	2009	Diff.	%	Diff.	%	Diff.	%
Net Investment Income
Investment income on fixed maturities	$389	$395	$478	$507	$499	$1,606	$1,879	$110	28%	$273	17%	$(8)	(2)%
Realized gains (losses)	(409)	15	6	14	18	(777)	53	427	#	830	#	4	29%
Other (including seed money)	(12)	8	27	17	18	(12)	70	30	#	82	#	1	6%
Total net investment income	$(32)	$418	$511	$538	$535	$817	$2,002	$567	#	$1,185	#	$(3)	(1)%

Other Information
Net revenue growth: Target 6 - 8%	(40.9)%	(13.8)%	(4.6)%	19.7%	70.0%	(18.7)%	12.9%	110.9%		31.6%		50.3%
Return on equity	(0.5)%	(1.4)%	(3.1)%	1.6%	9.3%	(0.5)%	9.3%	9.8%		9.8%		7.7%
Earnings per diluted share growth: Target 12 - 15%	NM	(29.3)%	(55.9)%	NM	NM	NM	NM	NM		NM		NM
Goodwill and intangible assets	$1,391	$1,377	$1,443	$1,419	$1,429	$1,391	$1,429	$38	3%	$38	3%	$10	1%
Dividends paid	38	37	38	43	46	143	164	8	21%	21	15%	3	7%
Common stock share repurchases	$—	$—	$—	$—	$—	$614	$—	$—	—	$(614)	#	$—	—

Owned, Managed and Administered Assets (in billions)
Owned	$31.7	$29.6	$32.5	$36.0	$36.9	$31.7	$36.9	$5.2	16%	$5.2	16%	$0.9	3%
Managed
External clients	209.4	196.4	222.2	247.7	256.6	209.4	256.6	47.2	23%	47.2	23%	8.9	4%
Owned	55.5	56.9	62.8	67.7	69.2	55.5	69.2	13.7	25%	13.7	25%	1.5	2%
Total managed	264.9	253.3	285.0	315.4	325.8	264.9	325.8	60.9	23%	60.9	23%	10.4	3%
Administered	75.5	71.1	79.8	88.5	95.1	75.5	95.1	19.6	26%	19.6	26%	6.6	7%
Total OMA assets	$372.1	$354.0	$397.3	$439.9	$457.8	$372.1	$457.8	$85.7	23%	$85.7	23%	$17.9	4%

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Consolidated, Common Share and Per Share Summary

Fourth Quarter 2009

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions, except earnings per share amounts)	4 Qtr 2008	1 Qtr 2009	2 Qtr 2009	3 Qtr 2009	4 Qtr 2009	2008	2009	Diff.	%	Diff.	%	Diff.	%
Earnings Per Share
Basic earnings (loss) per share	$(1.69)	$0.58	$0.41	$1.00	$0.92	$(0.17)	$2.98	$2.61	#	$3.15	#	$(0.08)	(8)%

Earnings (loss) per diluted share (1)	$(1.69)	$0.58	$0.41	$1.00	$0.90	$(0.17)	$2.95	$2.59	#	$3.12	#	$(0.10)	(10)%

Basic Shares
Common shares
Beginning balance	216.6	216.5	219.1	255.0	255.1	227.7	216.5	38.5	18%	(11.2)	(5)%	0.1	—
Repurchases	—	—	—	—	—	(12.7)	—	—	—	12.7	#	—	—
Issuances	0.1	3.1	36.0	0.2	0.1	2.3	39.4	—	—	37.1	#	(0.1)	(50)%
Other	(0.2)	(0.5)	(0.1)	(0.1)	(0.1)	(0.8)	(0.8)	0.1	50%	—	—	—	—
Total common outstanding	216.5	219.1	255.0	255.1	255.1	216.5	255.1	38.6	18%	38.6	18%	—	—

Total common outstanding	216.5	219.1	255.0	255.1	255.1	216.5	255.1	38.6	18%	38.6	18%	—	—
Nonforfeitable restricted stock units	1.9	4.6	4.2	3.7	3.8	1.9	3.8	1.9	#	1.9	#	0.1	3%
Total basic common shares	218.4	223.7	259.2	258.8	258.9	218.4	258.9	40.5	19%	40.5	19%	0.1	—
Total potentially dilutive	2.1	0.7	1.4	2.5	4.8	2.1	4.8	2.7	#	2.7	#	2.3	92%
Total diluted shares	220.5	224.4	260.6	261.3	263.7	220.5	263.7	43.2	20%	43.2	20%	2.4	1%

Weighted average common shares outstanding:
Basic	218.5	222.3	228.8	258.7	258.9	222.3	242.2	40.4	18%	19.9	9%	0.2	—
Diluted	220.3	223.5	230.0	260.7	263.3	224.9	244.4	43.0	20%	19.5	9%	2.6	1%

Book Value
Ameriprise Financial shareholders equity - end of period	$6,178	$6,384	$8,110	$9,049	$9,273	$6,178	$9,273	$3,095	50%	$3,095	50%	$224	2%
Average equity - 5 point	7,120	6,835	6,941	7,288	7,799	7,120	7,799	679	10%	679	10%	511	7%
Book Value per Share	$28.29	$28.54	$31.29	$34.97	$35.82	$28.29	$35.82	$7.53	27%	$7.53	27%	$0.85	2%

(1) For 3rd Qtr and 4th Qtr of 2008 diluted shares used in this calculation represent basic shares due to the net loss. Using actual diluted shares would result in anti-dilution.

# Variance of 100% or greater.

Statistical Supplement Package

(unaudited)

Fourth Quarter 2009

Advice & Wealth Management Segment

Ameriprise Financial, Inc.

Advice & Wealth Management Segment

Fourth Quarter 2009

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions, except headcount and where noted, unaudited)	4 Qtr 2008	1 Qtr 2009	2 Qtr 2009	3 Qtr 2009	4 Qtr 2009	2008	2009	Diff.	%	Diff.	%	Diff.	%
Revenues
Management and financial advice fees	$292	$268	$295	$319	$352	$1,339	$1,234	$60	21%	$(105)	(8)%	$33	10%
Distribution fees	430	431	423	432	447	1,912	1,733	17	4%	(179)	(9)%	15	3%
Net investment income	(123)	51	82	91	73	(43)	297	196	#	340	#	(18)	(20)%
Premiums	—	—	—	—	—	—	—	—	—	—	—	—	—
Other revenues	25	17	23	19	26	80	85	1	4%	5	6%	7	37%
Total revenues	624	767	823	861	898	3,288	3,349	274	44%	61	2%	37	4%
Banking and deposit interest expense	46	41	38	29	25	178	133	(21)	(46)%	(45)	(25)%	(4)	(14)%
Total net revenues	578	726	785	832	873	3,110	3,216	295	51%	106	3%	41	5%

Expenses
Distribution expenses	457	462	478	504	524	2,121	1,968	67	15%	(153)	(7)%	20	4%
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest and debt expense	—	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative expense	308	325	310	316	331	1,138	1,282	23	7%	144	13%	15	5%
Total expenses	765	787	788	820	855	3,259	3,250	90	12%	(9)	—	35	4%
Pretax segment income (loss)	$(187)	$(61)	$(3)	$12	$18	$(149)	$(34)	$205	#	$115	77%	$6	50%

Income Statement Metrics
Pretax segment income (loss) margin (1)	(32.4)%	(8.4)%	(0.4)%	1.4%	2.1%	(4.8)%	(1.1)%	34.5%		3.7%		0.7%

Net Investment Income
Investment income on fixed maturities	$65	$55	$78	$76	$68	$250	$277	$3	5%	$27	11%	$(8)	(11)%
Realized gains (losses)	(194)	(10)	(8)	5	(2)	(333)	(15)	192	99%	318	95%	(7)	#
Other (including seed money)	6	6	12	10	7	40	35	1	17%	(5)	(13)%	(3)	(30)%
Total net investment income	$(123)	$51	$82	$91	$73	$(43)	$297	$196	#	$340	#	$(18)	(20)%

Balance Sheet Metrics
Allocated equity	$879	$833	$825	$784	$747	$879	$747	$(132)	(15)%	$(132)	(15)%	$(37)	(5)%
Return on allocated equity (1) (2)	(10.3)%	(19.4)%	(23.8)%	(18.0)%	(2.7)%	(10.3)%	(2.7)%	7.6%		7.6%		15.3%
On-balance sheet deposits	$8,190	$8,416	$9,180	$8,980	$8,489	$8,190	$8,489	$299	4%	$299	4%	$(491)	(5)%

Financial Plans
Branded financial plan net cash sales	$56	$49	$50	$47	$58	$211	$204	$2	4%	$(7)	(3)%	$11	23%

(1)   See non-GAAP Financial Information.

(2)   Calculated using the statutory tax rate of 35%.

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Advice & Wealth Management Segment

Fourth Quarter 2009

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions, except headcount and where noted, unaudited)	4 Qtr 2008	1 Qtr 2009	2 Qtr 2009	3 Qtr 2009	4 Qtr 2009	2008	2009	Diff.	%	Diff.	%	Diff.	%
Financial Advisors
Employee advisors	2,823	2,816	2,785	2,606	2,445	2,823	2,445	(378)	(13)%	(378)	(13)%	(161)	(6)%
Franchisee advisors	7,746	7,737	7,770	7,725	7,658	7,746	7,658	(88)	(1)%	(88)	(1)%	(67)	(1)%
Total branded financial advisors	10,569	10,553	10,555	10,331	10,103	10,569	10,103	(466)	(4)%	(466)	(4)%	(228)	(2)%
SAI independent advisors	1,917	1,913	1,953	1,983	1,933	1,917	1,933	16	1%	16	1%	(50)	(3)%
Total financial advisors	12,486	12,466	12,508	12,314	12,036	12,486	12,036	(450)	(4)%	(450)	(4)%	(278)	(2)%

Net revenue per financial advisor (in thousands) (1)	$46	$58	$63	$68	$73	$266	$262	$27	59%	$(4)	(2)%	$5	7%

Advisor Retention
Employee	68.2%	72.3%	73.4%	73.7%	73.7%	68.2%	73.7%	5.5%		5.5%		—
Franchisee	92.2%	92.5%	91.1%	91.0%	91.4%	92.2%	91.4%	(0.8)%		(0.8)%		0.4%

Product Information
Certificates and Banking - Combined
Pretax segment income (loss)	$(192)	$(10)	$20	$37	$27	$(333)	$74	$219	#	$407	#	$(10)	(27)%
Allocated equity	$395	$528	$521	$481	$443	$395	$443	$48	12%	$48	12%	$(38)	(8)%
Return on allocated equity (2) (3)	(55.6)%	(52.1)%	(42.4)%	(20.1)%	10.2%	(55.6)%	10.2%	65.8%		65.8%		30.3%

Wealth Management & Distribution
Pretax income	$5	$(51)	$(23)	$(25)	$(9)	$184	$(108)	$(14)	#	$(292)	#	$16	64%
Allocated equity	$484	$305	$304	$303	$304	$484	$304	$(180)	(37)%	$(180)	(37)%	$1	—
Return on allocated equity (2) (3)	21.8%	8.4%	(4.9)%	(15.5)%	(20.6)%	21.8%	(20.6)%	(42.4)%		(42.4)%		(5.1)%

Total Client Assets (at period end) (4)	$241,363	$231,298	$258,393	$286,590	$294,027	$241,363	$294,027	$52,664	22%	$52,664	22%	$7,437	3%

Total Wrap Accounts
Beginning assets	$84,086	$72,781	$68,181	$78,960	$89,553	$93,851	$72,781	$5,467	7%	$(21,070)	(22)%	$10,593	13%
Net flows	(1,121)	1,302	2,758	2,724	2,564	3,749	9,348	3,685	#	5,599	#	(160)	(6)%
Market appreciation (depreciation) and other	(10,184)	(5,902)	8,021	7,869	2,804	(24,819)	12,792	12,988	#	37,611	#	(5,065)	(64)%
Total wrap ending assets	$72,781	$68,181	$78,960	$89,553	$94,921	$72,781	$94,921	$22,140	30%	$22,140	30%	$5,368	6%

S&P 500
Daily average	910	811	894	994	1,088	1,221	948	178	20%	(273)	(22)%	94	9%
Period end	903	798	919	1,057	1,115	903	1,115	212	23%	212	23%	58	5%

(1)   Year-to-date is sum of current and prior quarters for the year under review.

(2)   See non-GAAP Financial Information.

(3)   Calculated using the statutory tax rate of 35%.

(4)   During the 4th Qtr of 2008, $ 24.1 B of assets were acquired due to the acquisition of HR Block.

# Variance of 100% or greater.

Statistical Supplement Package

(unaudited)

Fourth Quarter 2009

Asset Management Segment

Ameriprise Financial, Inc.

Asset Management Segment

Fourth Quarter 2009

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2008	1 Qtr 2009	2 Qtr 2009	3 Qtr 2009	4 Qtr 2009	2008	2009	Diff.	%	Diff.	%	Diff.	%
Revenues
Management and financial advice fees	$218	$209	$230	$270	$395	$1,077	$1,104	$177	81%	$27	3%	$125	46%
Distribution fees	49	47	54	55	60	247	216	11	22%	(31)	(13)%	5	9%
Net investment income	(7)	(1)	8	4	9	(13)	20	16	#	33	#	5	#
Premiums	—	—	—	—	—	—	—	—	—	—	—	—	—
Other revenues	7	(6)	(5)	3	44	(15)	36	37	#	51	#	41	#
Total revenues	267	249	287	332	508	1,296	1,376	241	90%	80	6%	176	53%
Banking and deposit interest expense	2	1	2	2	3	7	8	1	50%	1	14%	1	50%
Total net revenues	265	248	285	330	505	1,289	1,368	240	91%	79	6%	175	53%

Expenses
Distribution expenses	87	82	85	97	107	417	371	20	23%	(46)	(11)%	10	10%
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	5	6	6	5	4	24	21	(1)	(20)%	(3)	(13)%	(1)	(20)%
Interest and debt expense	—	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative expense	201	182	214	218	287	825	901	86	43%	76	9%	69	32%
Total expenses	293	270	305	320	398	1,266	1,293	105	36%	27	2%	78	24%
Pretax segment income (loss)	(28)	(22)	(20)	10	107	23	75	135	#	52	#	97	#
Less: Net loss attributable to noncontrolling interest	(30)	(14)	(8)	—	37	(54)	15	67	#	69	#	37	—
Pretax income (loss) attributable to Ameriprise Financial	$2	$(8)	$(12)	$10	$70	$77	$60	$68	#	$(17)	(22)%	$60	#

Income Statement Metrics
Pretax segment income (loss) margin (1) (2)	0.8%	(3.2)%	(4.2)%	3.0%	13.9%	6.0%	4.4%	13.1%		(1.6)%		10.9%

Balance Sheet Metrics
Allocated equity	$1,184	$1,039	$1,043	$1,059	$1,054	$1,184	$1,054	$(130)	(11)%	$(130)	(11)%	$(5)	—
Return on allocated equity (1) (2) (3)	5.6%	3.6%	(0.2)%	(0.5)%	3.6%	5.6%	3.6%	(2.0)%		(2.0)%		4.1%

Total Managed Assets Reconciliations
Domestic managed assets	$127,948	$125,201	$134,831	$145,790	$149,004	$127,948	$149,004	$21,056	16%	$21,056	16%	$3,214	2%
International managed assets	74,247	68,340	82,490	93,682	97,823	74,247	97,823	23,576	32%	23,576	32%	4,141	4%
Less: Sub-advised eliminations	(2,629)	(2,391)	(3,176)	(3,494)	(3,647)	(2,629)	(3,647)	(1,018)	(39)%	(1,018)	(39)%	(153)	(4)%
Total managed assets	$199,566	$191,150	$214,145	$235,978	$243,180	$199,566	$243,180	$43,614	22%	$43,614	22%	$7,202	3%

Managed assets - external clients	$144,024	$134,286	$151,351	$168,259	$173,977	$144,024	$173,977	$29,953	21%	$29,953	21%	$5,718	3%
Managed assets - owned	55,542	56,864	62,794	67,719	69,203	55,542	69,203	13,661	25%	13,661	25%	1,484	2%
Total managed assets	$199,566	$191,150	$214,145	$235,978	$243,180	$199,566	$243,180	$43,614	22%	$43,614	22%	$7,202	3%

Total Managed Assets by Type
Equity	$71,835	$64,559	$78,910	$94,539	$98,712	$71,835	$98,712	$26,877	37%	$26,877	37%	$4,173	4%
Fixed income	92,449	95,080	103,773	110,991	113,752	92,449	113,752	21,303	23%	21,303	23%	2,761	2%
Money market	12,596	10,270	10,117	9,053	7,986	12,596	7,986	(4,610)	(37)%	(4,610)	(37)%	(1,067)	(12)%
Alternative	12,012	11,604	11,330	11,662	11,590	12,012	11,590	(422)	(4)%	(422)	(4)%	(72)	(1)%
Hybrid and other	10,674	9,637	10,015	9,733	11,140	10,674	11,140	466	4%	466	4%	1,407	14%
Total managed assets by type	$199,566	$191,150	$214,145	$235,978	$243,180	$199,566	$243,180	$43,614	22%	$43,614	22%	$7,202	3%

(1)  See non-GAAP Financial Information.

(2)  Calculation excludes net income (loss) attributable to noncontrolling interest.

(3)  Calculated using the statutory tax rate of 35%.

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Asset Management Segment

Fourth Quarter 2009

	4 Qtr 2008	1 Qtr 2009	2 Qtr 2009	3 Qtr 2009	4 Qtr 2009
Mutual Fund Performance
Domestic
Equal Weighted Mutual Fund Rankings in top 2 Lipper Quartiles
Equity - 12 month	33%	35%	37%	49%	51%
Fixed income - 12 month	70%	77%	74%	58%	65%
Equity - 3 year	50%	44%	42%	41%	42%
Fixed income - 3 year	75%	71%	79%	72%	72%
Equity - 5 year	53%	51%	59%	67%	63%
Fixed income - 5 year	66%	72%	64%	58%	58%

Asset Weighted Mutual Fund Rankings in top 2 Lipper Quartiles
Equity - 12 month	26%	31%	39%	52%	72%
Fixed income - 12 month	39%	62%	42%	61%	80%
Equity - 3 year	40%	39%	40%	51%	50%
Fixed income - 3 year	40%	40%	47%	65%	63%
Equity - 5 year	70%	63%	67%	74%	69%
Fixed income - 5 year	37%	63%	39%	61%	58%

International
Equal Weighted Mutual Fund Rankings in top 2 S&P Quartiles
Equity - 12 month	83%	93%	69%	64%	38%
Fixed income - 12 month	45%	64%	73%	82%	60%
Equity - 3 year	90%	93%	93%	89%	90%
Fixed income - 3 year	64%	73%	73%	64%	80%
Equity - 5 year	89%	93%	89%	85%	89%
Fixed income - 5 year	50%	70%	70%	70%	78%

Equal Weighted Rankings in Top 2 Quartiles: Counts the number of Class A funds with above median ranking divided by the total number of Class A funds.  Asset size is not a factor.

Asset Weighted Rankings in Top 2 Quartiles: Sums the assets of the Class A funds with above median ranking divided by the total Class A assets.  Funds with more assets will receive a greater share of the total percentage above or below median.

Aggregated data shows only actively-managed mutual funds by affiliated investment managers.

Aggregated data do not include mutual funds sub-advised by advisors not affiliated with Ameriprise Financial, Inc., RiverSource S&P 500 Index Fund, RiverSource Cash Management Fund and RiverSource Tax Free Money Market Fund.

Aggregated equity rankings include RiverSource Portfolio Builder Series and other balanced and asset allocation funds that invest in both equities and fixed income.

RiverSource Portfolio Builder Series funds are funds of mutual funds that may invest in third-party sub-advised funds.

Ameriprise Financial, Inc.

Asset Management Segment - Domestic

Fourth Quarter 2009

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2008	1 Qtr 2009	2 Qtr 2009	3 Qtr 2009	4 Qtr 2009	2008	2009	Diff.	%	Diff.	%	Diff.	%
Domestic Managed Assets Rollforward (1)
Retail Funds
Beginning assets	$70,214	$63,970	$59,832	$66,010	$74,592	$86,864	$63,970	$4,378	6%	$(22,894)	(26)%	$8,582	13%
Net flows	(2,179)	(1,258)	(861)	299	(565)	(5,399)	(2,385)	1,614	74%	3,014	56%	(864)	#
Market appreciation (depreciation) and other	(4,065)	(2,880)	7,039	8,283	2,833	(17,495)	15,275	6,898	#	32,770	#	(5,450)	(66)%
Total ending assets	63,970	59,832	66,010	74,592	76,860	63,970	76,860	12,890	20%	12,890	20%	2,268	3%

Institutional (2)
Beginning assets	43,129	46,293	47,954	51,905	53,886	53,235	46,293	10,757	25%	(6,942)	(13)%	1,981	4%
Net flows	1,320	2,002	1,133	(443)	1,351	(4,737)	4,043	31	2%	8,780	#	1,794	#
Market appreciation (depreciation) and other	1,844	(341)	2,818	2,424	(276)	(2,205)	4,625	(2,120)	#	6,830	#	(2,700)	#
Total ending assets	46,293	47,954	51,905	53,886	54,961	46,293	54,961	8,668	19%	8,668	19%	1,075	2%

Alternative
Beginning assets	7,065	9,378	9,048	9,131	9,666	8,085	9,378	2,601	37%	1,293	16%	535	6%
Net flows	(523)	(623)	48	322	66	(1,234)	(187)	589	#	1,047	85%	(256)	(80)%
Market appreciation (depreciation) and other	2,836	293	35	213	59	2,527	600	(2,777)	(98)%	(1,927)	(76)%	(154)	(72)%
Total ending assets	9,378	9,048	9,131	9,666	9,791	9,378	9,791	413	4%	413	4%	125	1%

Trust
Beginning assets	8,547	8,482	8,519	7,945	7,786	8,804	8,482	(761)	(9)%	(322)	(4)%	(159)	(2)%
Net flows	120	54	(745)	(330)	(331)	(53)	(1,352)	(451)	#	(1,299)	#	(1)	—
Market appreciation (depreciation) and other	(185)	(17)	171	171	80	(269)	405	265	#	674	#	(91)	(53)%
Total ending assets	8,482	8,519	7,945	7,786	7,535	8,482	7,535	(947)	(11)%	(947)	(11)%	(251)	(3)%

Other and Eliminations	(175)	(152)	(160)	(140)	(143)	(175)	(143)	32	18%	32	18%	(3)	(2)%
Total Domestic managed assets	$127,948	$125,201	$134,831	$145,790	$149,004	$127,948	$149,004	$21,056	16%	$21,056	16%	$3,214	2%

Total Domestic net flows	$(1,262)	$175	$(425)	$(152)	$521	$(11,423)	$119	$1,783	#	$11,542	#	$673	#

(1)    Included in Market appreciation (depreciation) and other, for the 4th Qtr of 2008, were $ 12.8 B of assets due to the acquisition of J. & W. Seligman & Co.  Balances included $6.7 B of Retail Funds, $3.2 B of Institutional and $2.9 B of Alternative.

(2)    Included in Market appreciation (depreciation) and other are share repurchase, debt repurchase, equity issuance, debt issuance and acquisitions.

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Asset Management Segment - International

Fourth Quarter 2009

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2008	1 Qtr 2009	2 Qtr 2009	3 Qtr 2009	4 Qtr 2009	2008	2009	Diff.	%	Diff.	%	Diff.	%
International Managed Assets Rollforward
Retail Funds
Beginning assets	$21,758	$16,361	$15,651	$22,107	$26,565	$30,822	$16,361	$4,807	22%	$(14,461)	(47)%	$4,458	20%
Net flows	(714)	642	1,224	1,447	1,483	(1,927)	4,796	2,197	#	6,723	#	36	2%
Market appreciation (depreciation)	(1,101)	(1,054)	545	3,673	707	(6,418)	3,871	1,808	#	10,289	#	(2,966)	(81)%
Foreign currency translation (1)	(3,605)	(330)	2,517	(745)	297	(6,349)	1,739	3,902	#	8,088	#	1,042	#
Other (2)	23	32	2,170	83	38	233	2,323	15	65%	2,090	#	(45)	(54)%
Total ending assets	16,361	15,651	22,107	26,565	29,090	16,361	29,090	12,729	78%	12,729	78%	2,525	10%

Institutional
Beginning assets	74,856	55,342	50,179	58,347	65,120	100,057	55,342	(9,736)	(13)%	(44,715)	(45)%	6,773	12%
Net flows	(7,267)	(1,277)	(675)	943	(384)	(13,245)	(1,393)	6,883	95%	11,852	89%	(1,327)	#
Market appreciation (depreciation)	(1,027)	(3,148)	636	7,224	930	(13,552)	5,642	1,957	#	19,194	#	(6,294)	(87)%
Foreign currency translation (1)	(12,639)	(1,110)	7,595	(1,873)	784	(21,738)	5,396	13,423	#	27,134	#	2,657	#
Other	1,419	372	612	479	484	3,820	1,947	(935)	(66)%	(1,873)	(49)%	5	1%
Total ending assets	55,342	50,179	58,347	65,120	66,934	55,342	66,934	11,592	21%	11,592	21%	1,814	3%

Alternative
Beginning assets	1,268	2,544	2,510	2,036	1,997	3,479	2,544	729	57%	(935)	(27)%	(39)	(2)%
Net flows	1,345	313	(79)	86	(235)	(649)	85	(1,580)	#	734	#	(321)	#
Market appreciation (depreciation)	138	(295)	(700)	(66)	4	181	(1,057)	(134)	(97)%	(1,238)	#	70	#
Foreign currency translation (1)	(207)	(52)	305	(59)	29	(489)	223	236	#	712	#	88	#
Other	—	—	—	—	4	22	4	4	—	(18)	(82)%	4	—
Total ending assets	2,544	2,510	2,036	1,997	1,799	2,544	1,799	(745)	(29)%	(745)	(29)%	(198)	(10)%

Total International managed assets	$74,247	$68,340	$82,490	$93,682	$97,823	$74,247	$97,823	$23,576	32%	$23,576	32%	$4,141	4%

Total International net flows	$(6,636)	$(322)	$470	$2,476	$864	$(15,821)	$3,488	$7,500	#	$19,309	#	$(1,612)	(65)%

(1)    Amounts represent British Pound to US dollar conversion.

(2)   Included in Retail funds other, for the 2nd Qtr of 2009, were $ 2.1 B of assets due to the acquisition of Standard Chartered Bank’s World Express Funds investment business.

# Variance of 100% or greater.

Statistical Supplement Package

(unaudited)

Fourth Quarter 2009

Annuities Segment

Ameriprise Financial, Inc.

Annuities Segment

Fourth Quarter 2009

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2008	1 Qtr 2009	2 Qtr 2009	3 Qtr 2009	4 Qtr 2009	2008	2009	Diff.	%	Diff.	%	Diff.	%
Revenues
Management and financial advice fees	$98	$90	$104	$118	$126	$478	$438	$28	29%	$(40)	(8)%	$8	7%
Distribution fees	62	57	58	64	68	275	247	6	10%	(28)	(10)%	4	6%
Net investment income	92	289	339	343	352	652	1,323	260	#	671	#	9	3%
Premiums	25	24	23	25	32	85	104	7	28%	19	22%	7	28%
Other revenues	33	32	38	41	42	128	153	9	27%	25	20%	1	2%
Total revenues	310	492	562	591	620	1,618	2,265	310	#	647	40%	29	5%
Banking and deposit interest expense	—	—	—	—	—	—	—	—	—	—	—	—	—
Total net revenues	310	492	562	591	620	1,618	2,265	310	#	647	40%	29	5%

Expenses
Distribution expenses	65	56	49	49	57	207	211	(8)	(12)%	4	2%	8	16%
Interest credited to fixed accounts	167	169	201	196	193	646	759	26	16%	113	17%	(3)	(2)%
Benefits, claims, losses and settlement expenses	113	(129)	351	93	103	269	418	(10)	(9)%	149	55%	10	11%
Amortization of deferred acquisition costs	295	219	(182)	(64)	64	576	37	(231)	(78)%	(539)	(94)%	128	#
Interest and debt expense	—	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative expense	42	48	49	49	46	207	192	4	10%	(15)	(7)%	(3)	(6)%
Total expenses	682	363	468	323	463	1,905	1,617	(219)	(32)%	(288)	(15)%	140	43%
Pretax segment income (loss)	$(372)	$129	$94	$268	$157	$(287)	$648	$529	#	$935	#	$(111)	(41)%

Income Statement Metrics
Pretax segment income (loss) margin (1)	(120.0)%	26.2%	16.7%	45.3%	25.3%	(17.7)%	28.6%	145.3%		46.3%		(20.0)%

Net Investment Income
Investment income on fixed maturities	$243	$259	$314	$336	$337	$985	$1,246	$94	39%	$261	26%	$1	—
Realized gains (losses)	(169)	20	8	—	16	(350)	44	185	#	394	#	16	—
Other (including seed money)	18	10	17	7	(1)	17	33	(19)	#	16	94%	(8)	#
Total net investment income	$92	$289	$339	$343	$352	$652	$1,323	$260	#	$671	#	$9	3%

Balance Sheet Metrics
Allocated equity	$2,754	$2,774	$2,093	$2,322	$2,459	$2,754	$2,459	$(295)	(11)%	$(295)	(11)%	$137	6%
Return on allocated equity (1) (4)	(8.4)%	(5.5)%	(5.0)%	3.2%	17.0%	(8.4)%	17.0%	25.4%		25.4%		13.8%

Other Metrics
Net variable annuity living benefits market impact (2) (3)	$82	$267	$(360)	$(66)	$(3)	$113	$(162)	$(85)	#	$(275)	#	$63	95%
Total annuity net flows	$951	$1,779	$1,129	$527	$255	$2,067	$3,690	$(696)	(73)%	$1,623	79%	$(272)	(52)%

(1)   See non-GAAP Financial Information.

(2)   Guaranteed Minimum Withdrawal Benefit (GMWB) and Guaranteed Minimum Accumulation Benefit (GMAB) only.

(3)   Q3 2008 includes loss on derivatives related to Lehman Brothers bankruptcy.

(4)   Calculated using the statutory tax rate of 35%.

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Annuities Segment

Fourth Quarter 2009

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2008	1 Qtr 2009	2 Qtr 2009	3 Qtr 2009	4 Qtr 2009	2008	2009	Diff.	%	Diff.	%	Diff.	%
Product Information
Variable Annuities
Pretax segment income (loss)	$(257)	$83	$21	$189	$86	$(98)	$379	$343	#	$477	#	$(103)	(54)%
Allocated equity	$1,315	$1,099	$801	$988	$1,005	$1,315	$1,005	$(310)	(24)%	$(310)	(24)%	$17	2%
Return on allocated equity (1)	(6.1)%	(2.1)%	(4.4)%	2.2%	23.7%	(6.1)%	23.7%	29.8%		29.8%		21.5%

Fixed Annuities (2)
Pretax segment income (loss)	$(115)	$46	$73	$79	$71	$(189)	$269	$186	#	$458	#	$(8)	(10)%
Allocated equity	$1,439	$1,675	$1,292	$1,334	$1,454	$1,439	$1,454	$15	1%	$15	1%	$120	9%
Return on allocated equity (1)	(10.5)%	(8.4)%	(5.6)%	4.0%	12.2%	(10.5)%	12.2%	22.7%		22.7%		8.2%

Variable Annuities Rollforward
Beginning balance	$50,300	$43,280	$41,468	$47,104	$52,995	$57,182	$43,280	$2,695	5%	$(13,902)	(24)%	$5,891	13%
Deposits	1,567	1,322	1,411	1,435	1,378	7,502	5,546	(189)	(12)%	(1,956)	(26)%	(57)	(4)%
Withdrawals and terminations	(1,058)	(994)	(844)	(909)	(980)	(4,763)	(3,727)	78	7%	1,036	22%	(71)	(8)%
Net flows	509	328	567	526	398	2,739	1,819	(111)	(22)%	(920)	(34)%	(128)	(24)%
Investment performance and interest credited	(7,528)	(2,137)	5,060	5,365	1,713	(16,642)	10,001	9,241	#	26,643	#	(3,652)	(68)%
Other	(1)	(3)	9	—	—	1	6	1	#	5	#	—	—
Total ending balance - contract accumulation values	$43,280	$41,468	$47,104	$52,995	$55,106	$43,280	$55,106	$11,826	27%	$11,826	27%	$2,111	4%

Variable annuities fixed sub-accounts	$5,623	$5,919	$5,987	$6,036	$6,124	$5,623	$6,124	$501	9%	$501	9%	$88	1%

Fixed Annuities Rollforward
Beginning balance	$11,682	$12,228	$13,805	$14,464	$14,615	$12,463	$12,228	$2,933	25%	$(235)	(2)%	$151	1%
Deposits	999	2,097	974	343	167	1,664	3,581	(832)	(83)%	1,917	#	(176)	(51)%
Withdrawals and terminations	(557)	(646)	(412)	(342)	(310)	(2,336)	(1,710)	247	44%	626	27%	32	9%
Net flows	442	1,451	562	1	(143)	(672)	1,871	(585)	#	2,543	#	(144)	#
Policyholder interest credited	107	126	145	151	151	404	573	44	41%	169	42%	—	—
Other	(3)	—	(48)	(1)	—	33	(49)	3	#	(82)	#	1	#
Total ending balance - contract accumulation values	$12,228	$13,805	$14,464	$14,615	$14,623	$12,228	$14,623	$2,395	20%	$2,395	20%	$8	—

Capitalized Interest	$5	$10	$10	$9	$8	$11	$37	$3	60%	$26	#	$(1)	(11)%

Payout Annuities Reserve Balance	$2,105	$2,082	$2,115	$2,104	$2,102	$2,105	$2,102	$(3)	—	$(3)	—	$(2)	—

Tax Equivalent Spread - Fixed Annuities (3)
Gross rate of return on invested assets (4)	5.2%	5.5%	6.3%	6.4%	6.1%	5.3%	6.1%	0.9%		0.8%		(0.3)%
Crediting rate excluding capitalized interest	(3.8)%	(3.8)%	(4.0)%	(4.0)%	(3.9)%	(3.7)%	(3.9)%	(0.1)%		(0.2)%		0.1%
Tax equivalent margin spread	1.4%	1.7%	2.3%	2.4%	2.2%	1.6%	2.2%	0.8%		0.6%		(0.2)%

Total Variable Annuities DAC
Beginning balance	$2,176	$2,063	$1,894	$2,060	$2,116	$2,086	$2,063	$(60)	(3)%	$(23)	(1)%	$56	3%
Capitalization	60	61	68	68	64	343	261	4	7%	(82)	(24)%	(4)	(6)%
Amortization per income statement	(291)	(207)	200	70	(48)	(524)	15	243	84%	539	#	(118)	#
Cumulative effect of accounting change (5)	—	—	—	—	—	36	—	—	—	(36)	#	—	—
Other (FAS 115)	118	(23)	(102)	(82)	—	122	(207)	(118)	#	(329)	#	82	#
Total ending balance	$2,063	$1,894	$2,060	$2,116	$2,132	$2,063	$2,132	$69	3%	$69	3%	$16	1%

Total Fixed Annuities DAC
Beginning balance	$217	$316	$366	$389	$304	$250	$316	$87	40%	$66	26%	$(85)	(22)%
Capitalization	50	99	46	19	8	76	172	(42)	(84)%	96	#	(11)	(58)%
Amortization per income statement	(4)	(12)	(18)	(6)	(16)	(52)	(52)	(12)	#	—	—	(10)	#
Other (FAS 115)	53	(37)	(5)	(98)	5	42	(135)	(48)	(91)%	(177)	#	103	#
Total ending balance	$316	$366	$389	$304	$301	$316	$301	$(15)	(5)%	$(15)	(5)%	$(3)	(1)%

(1)   Calculated using the statutory tax rate of 35%.

(2)   Includes payout annuities.

(3)   Attributable to interest sensitive products only, which have been approximately 98% of the total ending fixed annuities accumulation values in the periods reported. Through October of 2008, the asset earnings rate is a calculated theoretical yield obtained from the assignment of investment income using the investment year method of allocation. After October of 2008, the asset earnings rate is a calculated yield based on specifically assigned assets.

(4)   The Gross rate of return on invested assets for the 4th quarter 2009 is affected by a significant purchase of a forward settle FNMA TBA position that is recorded on a trade basis. Without this position, the Gross rate of return on invested assets for the 4th quarter 2009 would be approximately 6.3%.

(5)   Reflects adoption of FAS 157 in 1st Qtr 2008.

# Variance of 100% or greater.

Statistical Supplement Package

(unaudited)

Fourth Quarter 2009

Protection Segment

Ameriprise Financial, Inc.

Protection Segment

Fourth Quarter 2009

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2008	1 Qtr 2009	2 Qtr 2009	3 Qtr 2009	4 Qtr 2009	2008	2009	Diff.	%	Diff.	%	Diff.	%
Revenues
Management and financial advice fees	$11	$10	$11	$13	$13	$56	$47	$2	18%	$(9)	(16)%	$—	—
Distribution fees	28	24	24	24	25	106	97	(3)	(11)%	(9)	(8)%	1	4%
Net investment income	42	100	97	112	113	252	422	71	#	170	67%	1	1%
Premiums	254	247	254	257	262	994	1,020	8	3%	26	3%	5	2%
Other revenues	115	115	111	44	116	547	386	1	1%	(161)	(29)%	72	#
Total revenues	450	496	497	450	529	1,955	1,972	79	18%	17	1%	79	18%
Banking and deposit interest expense	—	—	—	—	1	1	1	1	—	—	—	1	—
Total net revenues	450	496	497	450	528	1,954	1,971	78	17%	17	1%	78	17%

Expenses
Distribution expenses	3	5	6	4	7	18	22	4	#	4	22%	3	75%
Interest credited to fixed accounts	36	36	36	36	36	144	144	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	218	229	236	213	246	856	924	28	13%	68	8%	33	15%
Amortization of deferred acquisition costs	95	61	51	(5)	52	333	159	(43)	(45)%	(174)	(52)%	57	#
Interest and debt expense	—	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative expense	65	53	58	57	58	251	226	(7)	(11)%	(25)	(10)%	1	2%
Total expenses	417	384	387	305	399	1,602	1,475	(18)	(4)%	(127)	(8)%	94	31%
Pretax segment income	$33	$112	$110	$145	$129	$352	$496	$96	#	$144	41%	$(16)	(11)%

Pretax Operating Earnings (1)
Pretax segment income	$33	$112	$110	$145	$129	$352	$496	$96	#	$144	41%	$(16)	(11)%
Realized (gains) losses	44	(8)	1	(7)	(13)	92	(27)	(57)	#	(119)	#	(6)	(86)%
Total pretax operating earnings	$77	$104	$111	$138	$116	$444	$469	$39	51%	$25	6%	$(22)	(16)%

Income Statement Metrics
Pretax segment income margin (1)	7.3%	22.6%	22.1%	32.2%	24.4%	18.0%	25.2%	17.1%		7.2%		(7.8)%
Pretax operating earnings margin (1)	17.1%	21.0%	22.3%	30.7%	22.0%	22.7%	23.8%	4.9%		1.1%		(8.7)%

Net Investment Income
Investment income on fixed maturities	$75	$81	$85	$94	$93	$307	$353	$18	24%	$46	15%	$(1)	(1)%
Realized gains (losses)	(44)	8	(1)	7	13	(92)	27	57	#	119	#	6	86%
Other (including seed money)	11	11	13	11	7	37	42	(4)	(36)%	5	14%	(4)	(36)%
Total net investment income	$42	$100	$97	$112	$113	$252	$422	$71	#	$170	67%	$1	1%

Balance Sheet Metrics
Allocated equity	$2,339	$2,388	$2,450	$2,463	$2,540	$2,339	$2,540	$201	9%	$201	9%	$77	3%
Return on allocated equity (1) (2)	9.7%	9.9%	9.7%	10.7%	13.2%	9.7%	13.2%	3.5%		3.5%		2.5%

Product Information
Long Term Care
Pretax income (loss)	$(12)	$10	$3	$13	$10	$(29)	$36	$22	#	$65	#	$(3)	(23)%
Allocated equity	$561	$569	$578	$590	$620	$561	$620	$59	11%	$59	11%	$30	5%
Return on allocated equity (1) (2)	(3.3)%	(2.1)%	(1.8)%	1.6%	4.0%	(3.3)%	4.0%	7.3%		7.3%		2.4%

Protection excluding Long Term Care
Pretax income	$45	$102	$107	$132	$119	$381	$460	$74	#	$79	21%	$(13)	(10)%
Allocated equity	$1,778	$1,819	$1,872	$1,873	$1,920	$1,778	$1,920	$142	8%	$142	8%	$47	3%
Return on allocated equity (1) (2)	13.8%	13.7%	13.4%	13.6%	16.1%	13.8%	16.1%	2.3%		2.3%		2.5%

(1)   See non-GAAP Financial Information.

(2)   Calculated using the statutory tax rate of 35%.

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Protection Segment

Fourth Quarter 2009

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2008	1 Qtr 2009	2 Qtr 2009	3 Qtr 2009	4 Qtr 2009	2008	2009	Diff.	%	Diff.	%	Diff.	%
Cash Sales
VUL / UL (1)	$43	$33	$45	$55	$56	$228	$189	$13	30%	$(39)	(17)%	$1	2%
Term and whole life	5	3	4	4	4	18	15	(1)	(20)%	(3)	(17)%	—	—
Disability insurance	3	1	3	1	2	14	7	(1)	(33)%	(7)	(50)%	1	#
Auto and Home	154	165	165	178	166	631	674	12	8%	43	7%	(12)	(7)%
Total cash sales	$205	$202	$217	$238	$228	$891	$885	$23	11%	$(6)	(1)%	$(10)	(4)%

VUL / UL Policyholder Account Balances
Beginning balance	$8,591	$7,570	$7,350	$7,957	$8,593	$9,836	$7,570	$2	—	$(2,266)	(23)%	$636	8%
Premiums and deposits	230	228	231	242	248	1,006	949	18	8%	(57)	(6)%	6	2%
Investment performance and interest	(965)	(260)	644	674	244	(2,118)	1,302	1,209	#	3,420	#	(430)	(64)%
Withdrawals and surrenders	(255)	(254)	(268)	(280)	(282)	(1,088)	(1,084)	(27)	(11)%	4	—	(2)	(1)%
Other	(31)	66	—	—	—	(66)	66	31	#	132	#	—	—
Total ending balance	$7,570	$7,350	$7,957	$8,593	$8,803	$7,570	$8,803	$1,233	16%	$1,233	16%	$210	2%

Premiums by Product
Term and whole life	$14	$14	$14	$14	$14	$59	$56	$—	—	$(3)	(5)%	$—	—
Disability insurance	43	43	42	43	42	173	170	(1)	(2)%	(3)	(2)%	(1)	(2)%
Long term care	31	29	30	30	31	121	120	—	—	(1)	(1)%	1	3%
Auto and Home	157	156	160	164	168	610	648	11	7%	38	6%	4	2%
Intercompany premiums	9	5	8	6	7	31	26	(2)	(22)%	(5)	(16)%	1	17%
Total premiums by product	$254	$247	$254	$257	$262	$994	$1,020	$8	3%	$26	3%	$5	2%

Auto and Home Insurance
Policy count (thousands)	547	558	570	581	594	547	594	47	9%	47	9%	13	2%
Loss ratio	80.4%	79.6%	79.6%	80.4%	81.8%	77.9%	80.4%	1.4%		2.5%		1.4%
Expense ratio	16.2%	14.8%	15.2%	15.0%	17.5%	17.2%	15.6%	1.3%		(1.6)%		2.5%
Combined ratio	96.6%	94.4%	94.8%	95.4%	99.3%	95.1%	96.0%	2.7%		0.9%		3.9%

DAC Rollforward
Life and Health
Beginning balance	$1,920	$1,946	$1,920	$1,858	$1,853	$1,998	$1,946	$(67)	(3)%	$(52)	(3)%	$(5)	—
Capitalization	41	29	30	32	33	169	124	(8)	(20)%	(45)	(27)%	1	3%
Amortization per income statement	(83)	(48)	(38)	17	(39)	(285)	(108)	44	53%	177	62%	(56)	#
Other (FAS 115)	68	(7)	(54)	(54)	5	64	(110)	(63)	(93)%	(174)	#	59	#
Total ending balance	$1,946	$1,920	$1,858	$1,853	$1,852	$1,946	$1,852	$(94)	(5)%	$(94)	(5)%	$(1)	—

Life insurance in force	$192,061	$192,022	$192,186	$192,558	$192,871	$192,061	$192,871	$810	—	$810	—	$313	—

Net Amount at Risk	$56,857	$55,578	$54,336	$53,346	$52,575	$56,857	$52,575	$(4,282)	(8)%	$(4,282)	(8)%	$(771)	(1)%

Net Policyholder Reserves
VUL / UL	$6,637	$6,360	$6,911	$7,552	$7,776	$6,637	$7,776	$1,139	17%	$1,139	17%	$224	3%
Term and whole life	238	236	234	238	236	238	236	(2)	(1)%	(2)	(1)%	(2)	(1)%
Disability insurance	458	469	472	476	480	458	480	22	5%	22	5%	4	1%
Long term care and other	2,375	2,351	2,374	2,401	2,424	2,375	2,424	49	2%	49	2%	23	1%
Auto and Home loss and LAE reserves	308	303	304	306	313	308	313	5	2%	5	2%	7	2%
Total net policyholder reserves	$10,016	$9,719	$10,295	$10,973	$11,229	$10,016	$11,229	$1,213	12%	$1,213	12%	$256	2%

(1)   Includes lump sum deposits.

# Variance of 100% or greater.

Statistical Supplement Package

(unaudited)

Fourth Quarter 2009

Corporate & Other Segment

Ameriprise Financial, Inc.

Corporate & Other Segment

Fourth Quarter 2009

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q			Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2008	1 Qtr 2009	2 Qtr 2009	3 Qtr 2009	4 Qtr 2009	2008	2009	Diff.	%	Diff.	%		Diff.	%
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—	$—	$—	—	$—	—		$—	—
Distribution fees	—	—	—	—	—	—	—	—	—	—	—		—	—
Net investment income	(36)	(21)	(15)	(11)	(12)	(25)	(59)	24	67%	(34)		#	(1)	(9)%
Premiums	—	—	—	—	—	—	—	—	—	—	—		—	—
Other revenues	22	51	8	2	1	26	62	(21)	(95)%	36		#	(1)	(50)%
Total revenues	(14)	30	(7)	(9)	(11)	1	3	3	21%	2		#	(2)	(22)%
Banking and deposit interest expense	1	1	(2)	2	—	2	1	(1)	#	(1)	(50)%		(2)	#
Total net revenues	(15)	29	(5)	(11)	(11)	(1)	2	4	27%	3		#	—	—

Expenses
Distribution expenses	—	1	1	—	1	1	3	1	—	2		#	1	—
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—		—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—	—	—		—	—
Amortization of deferred acquisition costs	—	—	—	—	—	—	—	—	—	—	—		—	—
Interest and debt expense	28	26	28	45	28	109	127	—	—	18	17%		(17)	(38)%
General and administrative expense	74	26	32	39	40	253	137	(34)	(46)%	(116)	(46)%		1	3%
Total expenses	102	53	61	84	69	363	267	(33)	(32)%	(96)	(26)%		(15)	(18)%
Pretax segment loss	$(117)	$(24)	$(66)	$(95)	$(80)	$(364)	$(265)	$37	32%	$99	27%		$15	16%

Net Investment Income
Investment income on fixed maturities	$5	$—	$—	$1	$—	$52	$1	$(5)	#	$(51)	(98)%		$(1)	#
Realized gains (losses)	(3)	—	7	2	(9)	(3)	—	(6)	#	3		#	(11)	#
Affordable housing	(17)	(6)	(7)	(7)	(5)	(39)	(25)	12	71%	14	36%		2	29%
Other	(21)	(15)	(15)	(7)	2	(35)	(35)	23	#	—	—		9	#
Total net investment income	$(36)	$(21)	$(15)	$(11)	$(12)	$(25)	$(59)	$24	67%	$(34)		#	$(1)	(9)%

Balance Sheet Metrics
Allocated equity	$115	$484	$2,087	$2,144	$2,210	$115	$2,210	$2,095	#	$2,095		#	$66	3%

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Eliminations (1)

Fourth Quarter 2009

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2008	1 Qtr 2009	2 Qtr 2009	3 Qtr 2009	4 Qtr 2009	2008	2009	Diff.	%	Diff.	%	Diff.	%
Revenues
Management and financial advice fees	$(12)	$(23)	$(34)	$(31)	$(31)	$(51)	$(119)	$(19)	#	$(68)	#	$—	—
Distribution fees	(235)	(248)	(208)	(208)	(209)	(975)	(873)	26	11%	102	10%	(1)	—
Net investment income	—	—	—	(1)	—	(6)	(1)	—	—	5	83%	1		#
Premiums	(8)	(5)	(8)	(6)	(7)	(31)	(26)	1	13%	5	16%	(1)	(17)%
Other revenues	—	—	—	—	—	—	—	—	—	—	—	—	—
Total revenues	(255)	(276)	(250)	(246)	(247)	(1,063)	(1,019)	8	3%	44	4%	(1)	—
Banking and deposit interest expense	(2)	(1)	—	—	(1)	(9)	(2)	1	50%	7	78%	(1)	—
Total net revenues	(253)	(275)	(250)	(246)	(246)	(1,054)	(1,017)	7	3%	37	4%	—	—

Expenses
Distribution expenses	(199)	(222)	(187)	(192)	(192)	(852)	(793)	7	4%	59	7%	—	—
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest and debt expense	—	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative expense	(54)	(53)	(63)	(54)	(54)	(202)	(224)	—	—	(22)	(11)%	—	—
Total expenses	(253)	(275)	(250)	(246)	(246)	(1,054)	(1,017)	7	3%	37	4%	—	—
Pretax segment income (loss)	$—	$—	$—	$—	$—	$—	$—	$—	—	$—	—	$—	—

(1) The majority of the amounts represent the impact of inter-segment transfer pricing for both revenues and expenses.

#  Variance of 100% or greater.

Statistical Supplement Package

(unaudited)

Fourth Quarter 2009

Balance Sheet and Ratings Information

Ameriprise Financial, Inc.

Consolidated Balance Sheets

(in millions, unaudited)	December 31, 2008	March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009
Assets
Cash and cash equivalents	$6,228	$5,796	$4,469	$3,580	$3,097
Investments	27,522	30,738	34,793	36,847	36,974
Separate account assets	44,746	42,014	48,661	55,576	58,129
Receivables	3,887	3,579	4,067	4,247	4,435
Deferred acquisition costs	4,383	4,237	4,361	4,323	4,334
Restricted and segregated cash	1,883	1,811	1,730	1,822	1,633
Other assets	6,928	6,406	5,133	4,806	5,172
Total assets	$95,577	$94,581	$103,214	$111,201	$113,774

Liabilities
Future policy benefits and claims	$29,293	$30,956	$30,916	$31,042	$30,886
Separate account liabilities	44,746	42,014	48,661	55,576	58,129
Customer deposits	8,229	8,465	9,216	9,028	8,554
Debt	2,027	1,922	2,435	2,076	2,249
Accounts payable and accrued expenses	887	713	825	765	918
Other liabilities	3,928	3,874	2,787	3,320	3,162
Total liabilities	89,110	87,944	94,840	101,807	103,898

Shareholders’ Equity
Ameriprise Financial
Common shares ($.01 par)	3	3	3	3	3
Additional paid-in capital	4,688	4,719	5,641	5,699	5,748
Retained earnings	4,592	4,817	4,875	5,091	5,282
Treasury stock	(2,012)	(2,021)	(2,021)	(2,021)	(2,023)
Accumulated other comprehensive income (loss), net of tax	(1,093)	(1,134)	(388)	277	263
Total Ameriprise Financial shareholders’ equity	6,178	6,384	8,110	9,049	9,273
Noncontrolling interest	289	253	264	345	603
Total equity	6,467	6,637	8,374	9,394	9,876
Total liabilities and shareholders’ equity	$95,577	$94,581	$103,214	$111,201	$113,774

Ameriprise Financial, Inc.

Capital and Ratings Information

(in millions unless otherwise noted, unaudited)	December 31, 2008	March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009
Debt Summary
Senior notes	$1,500	$1,500	$1,990	$1,540	$1,540
Junior subordinated notes (2)	457	344	322	322	322

Non-recourse debt
Debt for inverse floaters	6	6	6	6	6
Debt of property fund limited partnerships	64	72	117	208	381
Total non-recourse debt	70	78	123	214	387
Total debt	$2,027	$1,922	$2,435	$2,076	$2,249

Total debt	$2,027	$1,922	$2,435	$2,076	$2,249
Total non-recourse debt	(70)	(78)	(123)	(214)	(387)
Total debt excluding non-recourse debt (1)	1,957	1,844	2,312	1,862	1,862
Junior subordinated notes 75% equity credit (2)	(343)	(258)	(242)	(242)	(242)
Total debt excluding non-recourse debt and 75% equity credit (1) (2)	$1,614	$1,586	$2,070	$1,620	$1,620

Total Ameriprise Financial shareholders’ equity	$6,178	$6,384	$8,110	$9,049	$9,273
Total capital	8,205	8,306	10,545	11,125	11,522
Total capital excluding non-recourse debt (1)	$8,135	$8,228	$10,422	$10,911	$11,135

Other Information
Debt to total capital	24.7%	23.1%	23.1%	18.7%	19.5%
Debt to total capital excluding non-recourse debt (1)	24.1%	22.4%	22.2%	17.1%	16.7%
Debt to total capital excluding non-recourse debt and 75% equity credit (1)	19.8%	19.3%	19.9%	14.8%	14.5%

Ratings (as of December 31, 2009)	A.M. Best Company	Standard & Poor’s Rating Services	Moody’s Investors Service, Inc.	Fitch Ratings Ltd.
Claims Paying Ratings (3)
RiverSource Life Insurance Company	A+	AA-	Aa3	AA-
IDS Property Casualty Ins. Company	A	N/R	N/R	N/R

Debt Ratings (3)
Ameriprise Financial, Inc.	a-	A	A3	A-

(1) See non-GAAP Financial Information.

(2) The Company’s junior subordinated notes receive an equity credit of at least 75% by the majority of rating agencies.

(3) For the most current ratings information, please see the individual rating agency’s website.

Ameriprise Financial, Inc.

Investments

(in millions unless otherwise noted, unaudited)	December 31, 2008	March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009
Cash and cash equivalents	$6,228	$5,796	$4,469	$3,580	$3,097

Investments - Ending Balances
Available-for-Sale Securities
Corporate debt securities	12,599	12,969	15,016	16,487	16,123

Residential mortgage backed securities	5,235	6,720	7,434	8,049	7,770
Commercial mortgage backed securities	2,733	3,438	4,056	4,373	4,613
Asset backed securities	958	1,305	1,909	1,846	1,994
Total mortgage and other asset backed securities	8,926	11,463	13,399	14,268	14,377

Other structured investments	50	38	49	55	58
State and municipal obligations	873	947	1,089	1,322	1,417
US government and agencies obligations	271	188	185	312	387
Foreign government bonds and obligations	107	105	106	109	108
Common and preferred stocks	37	23	39	48	43
Other AFS	10	29	28	24	33
Total other	1,348	1,330	1,496	1,870	2,046
Total available-for-sale securities	22,873	25,762	29,911	32,625	32,546

Commercial mortgage loans	2,906	2,871	2,786	2,735	2,695
Allowance for loan losses	(19)	(19)	(28)	(29)	(32)
Commercial mortgage loans, net	2,887	2,852	2,758	2,706	2,663

Policy loans	729	722	715	719	720
Trading securities	501	874	904	313	592
Other investments	532	528	505	484	453
Total investments	27,522	30,738	34,793	36,847	36,974

Total cash, cash equivalents and investments	$33,750	$36,534	$39,262	$40,427	$40,071

Net unrealized gain (loss) Available-for-Sale Securities	$(1,835)	$(1,822)	$(577)	$799	$686

AFS Fixed Maturity Asset Quality - %
AAA	40%	42%	42%	41%	41%
AA	7%	6%	4%	4%	5%
AFS securities AA and above	47%	48%	46%	45%	46%
A	19%	15%	13%	16%	15%
BBB	29%	31%	34%	33%	33%
Below investment grade	5%	6%	7%	6%	6%
Total AFS fixed maturity asset quality - %	100%	100%	100%	100%	100%

Fair Value of Below Investment Grade as a % of Total cash and investments	5%	6%	7%	6%	5%

Ameriprise Financial, Inc.

Non-GAAP Financial Information

Ameriprise Financial, Inc. (the Company) follows accounting principles generally accepted in the United States (U.S. GAAP).  This report includes information on both a U.S. GAAP and non-GAAP basis.

This report contains certain non-GAAP measures, which our management views as important indicators of financial performance. These non-GAAP measures include:

• Pretax income (loss) margin and Pretax segment income (loss) margin;

• Net income (loss) attributable to Ameriprise Financial margin;

• Return on allocated equity;

• Debt to total capital excluding non-recourse debt;

• Debt to total capital excluding non-recourse debt and 75% equity credit;

• Pretax operating earnings;

• Pretax operating earnings margin;

• Total debt excluding non-recourse debt;

• Total debt excluding non-recourse debt and 75% equity credit; and

• Total capital excluding non-recourse debt.

Management believes that the presentation of these non-GAAP financial measures excluding these specific income statement impacts best reflects the underlying performance of the Company’s ongoing operations and facilitates a more meaningful trend analysis.  These non-GAAP measures are also used for goal setting, certain compensation related to the Company’s annual incentive award program and evaluating the Company’s performance on a basis comparable to that used by securities analysts.

The Company presents debt to capital ratios excluding non-recourse debt of structured entities consolidated in accordance with FIN 46(R),  EITF 04-5 and other accounting literature and with a 75% equity credit for the Company’s junior subordinated debt.  Management believes that the debt to capital ratios excluding this non-recourse debt better represent the Company’s capital structure.

Reclassification

Certain prior period information has been restated to conform to current period presentation.

Ameriprise Financial, Inc.

Glossary of Selected Terminology - Segments

Advice & Wealth Management - This segment provides financial planning and advice, as well as full service brokerage and banking services, primarily to retail clients through our financial advisors. Our affiliated financial advisors utilize a diversified selection of both proprietary and non-proprietary products to help clients meet their financial needs. A significant portion of revenues in this segment is fee-based, driven by the level of client assets, which is impacted by both market movements and net asset flows. We also earn net investment income on owned assets from primarily certificate and banking products. This segment earns revenues (distribution fees) for distributing non-proprietary products and earns intersegment revenues (distribution fees) for distributing our proprietary products and services to our retail clients. Intersegment expenses for this segment include expenses for investment management services provided by our Asset Management segment.

Asset Management - This segment provides investment advice and investment products to retail and institutional clients. RiverSource Investments predominantly provides U.S. domestic products and services and Threadneedle Asset Management Holdings Sàrl (Threadneedle) predominantly provides international investment products and services. U.S. Domestic retail products are primarily distributed through our Advice & Wealth Management segment and also through unaffiliated advisors. International retail products are primarily distributed through third parties. Retail products include mutual funds, variable product funds underlying insurance and annuity separate accounts, separately managed accounts and collective funds. Asset Management products are also distributed directly to institutions through an institutional sales force. Institutional asset management products include traditional asset classes, separate accounts, collateralized loan obligations, hedge funds and property funds. Revenues in this segment are primarily earned as fees based on managed asset balances, which are impacted by both market movements and net asset flows. This segment earns intersegment revenue for investment management services. Intersegment expenses for this segment include distribution expenses for services provided by our Advice & Wealth Management, Annuities and Protection segments.

Annuities - This segment provides variable and fixed annuity products of RiverSource Life companies to retail clients primarily distributed through our affiliated financial advisors and to the retail clients of unaffiliated distributors through third-party distribution. Revenues for our variable annuity products are primarily earned as fees based on underlying account balances, which are impacted by both market movements and net asset flows. Revenues for our fixed annuity products are primarily earned as net investment income on assets supporting fixed account balances, with profitability significantly impacted by the spread between net investment income earned and interest credited on the fixed account balances. We also earn net investment income on owned assets supporting reserves for immediate annuities and for certain guaranteed benefits offered with variable annuities and on capital supporting the business. Intersegment revenues for this segment reflect fees paid by our Asset Management segment for marketing support and other services provided in connection with the availability of RiverSource Funds under the variable annuity contracts. Intersegment expenses for this segment include distribution expenses for services provided by our Advice & Wealth Management segment, as well as expenses for investment management services provided by our Asset Management segment.

Protection - This segment offers a variety of protection products to address the identified protection and risk management needs of our retail clients including life, disability income and property-casualty insurance. Life and disability income products are primarily distributed through our branded advisors. Our property-casualty products are sold direct, primarily through affinity relationships. We issue insurance policies through our life insurance subsidiaries and property casualty companies. The primary sources of revenues for this segment are premiums, fees, and charges that we receive to assume insurance-related risk. We earn net investment income on owned assets supporting insurance reserves and capital supporting the business. We also receive fees based on the level of assets supporting variable universal life separate account balances. This segment earns intersegment revenues from fees paid by the Asset Management segment for marketing support and other services provided in connection with the availability of RiverSource Funds under the variable universal life contracts. Intersegment expenses for this segment include distribution expenses for services provided by our Advice & Wealth Management segment, as well as expenses for investment management services provided by our Asset Management segment.

Corporate & Other - This segment consists of net investment income on corporate level assets, including excess capital held in our subsidiaries and other unallocated equity and other revenues from various investments as well as unallocated corporate expenses.

Ameriprise Financial, Inc.

Glossary of Selected Terminology

Administered Assets - Administered assets include assets for which we provide administrative services such as client assets invested in other companies’ products that we offer outside of our wrap accounts. These assets include those held in clients’ brokerage accounts. We do not exercise management discretion over these assets and do not earn a management fee. These assets are not reported on our Consolidated Balance Sheets.

Alternative Assets - Assets reported by the Company that include Hedge Funds and Collateralized Debt Obligations (“CDO”).

Allocated Equity - The internal allocation of consolidated Ameriprise Financial shareholders’ equity, excluding accumulated other comprehensive income (loss) is based on management’s best estimate of capital required by the business, and may include capital for contingences.  Equity is allocated to our operating segments for purposes of measuring segment return on allocated equity.  Allocated equity does not represent insurance company risk-based capital or other regulatory capital requirements applicable to us and certain of our subsidiaries.  For the Corporate & Other segment, allocated equity also includes any equity available after equity has been allocated to the operating segments.

Ameriprise Financial - Ameriprise Financial includes ownership interests in subsidiaries that are attributable, directly or indirectly, to Ameriprise Financial, Inc. and excludes noncontrolling interests.

Auto & Home Insurance - Personal auto and home protection products marketed directly to customers through marketing affiliates such as Costco Wholesale Corporation and Ford Motor Credit Company. We sell these products through our auto and home subsidiary, IDS Property Casualty Insurance Company (doing business as Ameriprise Auto & Home Insurance).

Book Value per Share - Total Ameriprise Financial shareholders’ equity divided by the number of basic common shares outstanding at period-end.

Cash Sales - Cash sales are the dollar value volume indicator that captures gross new cash inflows which generate product revenue streams to our company. This includes primarily “client initiated” activity that results in an incremental increase in assets (owned, managed or administered), or premiums in force (but doesn’t need to result in time of sale revenue), or activity that doesn’t increase assets or premiums in force, but generates “fee revenue”.

Debt to Total Capital Ratio - A ratio comprised of total debt divided by Total Capital. We also present debt to capital ratios excluding non-recourse debt of structured entities consolidated in accordance with FIN 46(R),  EITF 04-5 and other accounting literature and a 75% equity credit for our junior subordinated debt.

Deferred Acquisition Costs and Amortization - Deferred acquisition costs (“DAC”) represent the costs of acquiring new protection, annuity and certain mutual fund business, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of annuity, life, disability income and long term care insurance and, to a lesser extent, deferred marketing and promotion expenses on auto and home insurance and deferred distribution costs on certain mutual fund products. These costs are deferred to the extent they are recoverable from future profits.

FAS 115 - We record unrealized securities gains (losses) in accumulated other comprehensive income (loss), net of income tax provision (benefit) and net of adjustments in other asset and liability balances, such as DAC, to reflect the expected impact on their carrying values had the unrealized securities gains (losses) been realized as of the respective balance sheet dates.

Financial Planning Penetration - The period-end number of current clients who have received a financial plan, or have entered into an agreement to receive and have paid for a financial plan, divided by the number of active retail client groups, serviced by branded financial advisors.

Life Insurance in force - The total amount of all life insurance death benefits currently insured by our company.

Managed Assets External Client - Managed external client assets include client assets for which we provide investment management services, such as the assets of the RiverSource and Seligman families of mutual funds, assets of institutional clients and client assets held in wrap accounts (retail accounts for which we receive an advice fee based on assets held in the account).  Managed external client assets also include assets managed by sub-advisors selected by us. Managed external client assets are not reported on our Consolidated Balance Sheets.

Managed Assets Owned - Managed owned assets include certain assets on our Consolidated Balance Sheets for which we provide investment management services and recognize management fees, such as the assets of the general account and RiverSource Variable Product funds held in the separate accounts of our life insurance subsidiaries.

Net Amount at Risk - Life insurance in force less policyholder reserves net of re-insurance.

Net Flows - Sales less redemptions and miscellaneous flows which may include reinvested dividends.

Net Income (Loss) Margin - A ratio representing net income as a percentage of total net revenues.

Owned Assets - Owned assets include certain assets on our Consolidated Balance Sheets for which we do not provide investment management services and do not recognize management fees, such as investments in non-proprietary funds held in the separate accounts of our life insurance subsidiaries, as well as restricted and segregated cash and receivables.

Pretax Segment Income (Loss) or Pretax Income (Loss) - Income (loss) before net income (loss) attributable to noncontrolling interest and income tax provision (benefit).

Pretax Segment Income (Loss) Margin or Pretax Income (Loss) Margin - A ratio representing pretax income (loss) or pretax segment income (loss) as a percentage of total net revenues.

Pretax Operating Earnings - Pretax segment income (loss) plus or minus net realized gains (losses).

Pretax Operating Earnings Margin - A ratio representing pretax operating earnings as a percentage of total net revenues.

Return on Allocated Equity - Calculated using net income (loss) subject to statutory tax rate of 35% for the last twelve months and the average allocated equity as of the last day of the trailing four quarters and current quarter end.

Securities America - Securities America, Inc. (“SAI”) is a registered broker-dealer and an insurance agency.

Separate Account - Represent assets and liabilities that are maintained and established primarily for the purpose of funding variable annuity and insurance products. The assets of the separate account are only available to fund the liabilities of the variable entity contract holders and others with contracts requiring premiums or other deposits to the separate account. Clients elect to invest premiums in stock, bond and/or money market funds depending on their risk tolerance. All investment performance, net of fees, is passed through to the client.

Third Party Distribution - Distribution of RiverSource products, which include a variety of equity and fixed income mutual funds, annuities and insurance products, to retail clients through unaffiliated financial institutions and broker-dealers.  The Third Party channel is separate from the Branded Advisor, Threadneedle, SAFC, and Institutional sales channels.

Threadneedle - Threadneedle Asset Management Holdings Sarl is a holding company for the London-based Threadneedle companies, which provide investment management products and services.

Total Capital - Total Ameriprise Financial shareholders’ equity plus total debt. Total capital is also presented excluding non-recourse debt.

Wrap Accounts - Wrap accounts enable our clients to purchase other securities such as mutual funds in connection with investment advisory fee-based “wrap account” programs or services. We offer clients the opportunity to select products that include proprietary and non-proprietary funds. We currently offer both discretionary and non-discretionary investment advisory wrap accounts. In a discretionary wrap account, an unaffiliated investment advisor or our investment management subsidiary, RiverSource Investments, LLC chooses the underlying investments in the portfolio on behalf of the client. In a non-discretionary wrap account, the client chooses the underlying investments in the portfolio based, to the extent the client elects, in part or whole on the recommendations of their financial advisor. Investors in our wrap accounts generally pay an asset-based fee based on the assets held in their wrap accounts. These investors also pay any related fees or costs included in the underlying securities held in that account, such as underlying mutual fund operating expenses and Rule 12b-1 fees.

Exhibit A

Statistical Supplement Package

(unaudited)

Fourth Quarter 2009

Reconciliation Tables

Ameriprise Financial, Inc.

Return on Equity Calculation (1)

Fourth Quarter 2009

	Return on Equity Calculation for the Twelve Months Ended
(in millions, unaudited)	December 31, 2008	March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009

Return	$(38)	$(99)	$(214)	$116	$722
Ameriprise Financial shareholders’ equity	$7,120	$6,835	$6,941	$7,288	$7,799
Return on Equity	(0.5)%	(1.4)%	(3.1)%	1.6%	9.3%

(1)   Return on equity is calculated using the trailing twelve months income in the numerator and Ameriprise Financial shareholders’ equity, calculated using a five point average of quarter-end equity, in the denominator.

Exhibit B

Statistical Supplement Package

(unaudited)

Fourth Quarter 2009

Disclosed Items

Ameriprise Financial, Inc.

Disclosed Items

Fourth Quarter 2009

	Advice & Wealth Management		Asset Management			Annuities			Protection			Corporate
				Consolidated			VA	Market		Market
	Securities	Integration	Integration	Managed	Hedge Fund	Securities	Guarantee	Impacts	Securities	Impacts	Reserve	Securities	Legal
(in millions, unaudited)	Gains/(Losses) (1)(9)	Charges (2)(9)	Charges (2)(9)	Funds (3)	Performance Fees (4)	Gains/(Losses) (1)(9)	Impacts (5)(9)	to DAC/DSIC (6)(9)	Gains/(Losses) (1)(9)	to DAC/DSIC (6)(9)	Increase (7)	Gains/(Losses) (1)(9)	Expenses (8)	Consolidated
Revenues
Management and financial advice fees	$—	$—	$—	$(1)	*	$—	$—	$—	$—	$—	$—	$—	$—	$(1)
Distribution fees	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Net investment income	(2)	—	—	1	—	16	—	—	13	—	—	(9)	—	19
Premiums	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Other revenues	—	—	—	43	—	—	—	—	—	—	—	—	—	43
Total revenues	(2)	—	—	43	—	16	—	—	13	—	—	(9)	—	61
Banking and deposit interest expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Total net revenues	(2)	—	—	43	—	16	—	—	13	—	—	(9)	—	61

Expenses
Distribution expenses	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	5	—	—	—	14	—	—	19
Amortization of deferred acquisition costs	—	—	—	—	—	—	—	(3)	—	(1)	—	—	—	(4)
Interest and debt expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative expense	—	15	7	6	*	—	—	—	—	—	—	—	19	47
Total expenses	—	15	7	6	—	—	5	(3)	—	(1)	14	—	19	62
Pretax segment income (loss)	(2)	(15)	(7)	37	—	16	(5)	3	13	1	(14)	(9)	(19)	(1)
Less: Net loss attributable to noncontrolling interest	—	—	—	37	—	—	—	—	—	—	—	—	—	37
Pretax segment gain (loss) excluding net loss attributable to noncontrolling interest	$(2)	$(15)	$(7)	$—	$30	$16	$(5)	$3	$13	$1	$(14)	$(9)	$(19)	$(8)

(1)   Includes net realized gains and losses on Available-for-Sale securities and an increase in reserves on commercial mortgage loans

(2)   Non-recurring integration charges related to J. & W. Seligman & Co., H&R Block Financial Advisors and Columbia Management acquisitions

(3)   Reflects consolidation of property fund limited partnerships managed by Threadneedle and hedge fund partnerships managed by RiverSource

(4)   The company has chosen not to disclose the gross revenue and expense amounts for competitive reasons, but instead has shown the net PTI impact

(5)   Variable annuity guarantee impacts include:

$ 3 million net expense related to hedged variable annuity living benefits

$ 2 million increase in death and income benefit expenses due to higher equity market valuations

(6)   Decrease in DAC and DSIC amortization from higher period ending account values

(7)   Increase in VUL/UL reserves related to modeling assumptions

(8)   Increase in legal expenses related to a previously disclosed client mediation

(9)   Excluded from core operating earnings

Ameriprise Financial, Inc.

Disclosed Items

Fourth Quarter 2008

	Advice & Wealth Management		Asset Management				Annuities			Protection			Corporate
		Restructuring		Consolidated	Gain on Sale	Restructuring		VA	Market		Market		Junior	Restructuring
	Securities	& Integration	Securities	Managed	of Operating	& Integration	Securities	Guarantee	Impacts	Securities	Impacts to	Securities	Subordinated Notes	& Integration
(in millions, unaudited)	Losses (1)	Charges (7)	Losses (1)	Funds (2)	Assets (3)	Charges (7)	Losses (1)	Impacts (4)	to DAC/DSIC (5)	Losses (1)	DAC/DSIC (5)	Losses (1)	Repurchase (6)	Charges (7)	Consolidated
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Distribution fees	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Net investment income	(194)	—	1	—	—	—	(169)	—	—	(44)	—	(14)		—	(420)
Premiums	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Other revenues	—	—	—	(27)	36	—	—	—	—	—	—	—	19	—	28
Total revenues	(194)	—	1	(27)	36	—	(169)	—	—	(44)	—	(14)	19	—	(392)
Banking and deposit interest expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Total net revenues	(194)	—	1	(27)	36	—	(169)	—	—	(44)	—	(14)	19	—	(392)

Expenses
Distribution expenses	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	(7)	32	—	—	—	—	—	25
Amortization of deferred acquisition costs	—	—	—	—	—	—	—	95	171	—	49	—	—	—	315
Interest and debt expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative expense	—	12	—	3	—	5	—	—	—	—	—	—	—	62	82
Total expenses	—	12	—	3	—	5	—	88	203	—	49	—	—	62	422
Pretax segment income (loss)	(194)	(12)	1	(30)	36	(5)	(169)	(88)	(203)	(44)	(49)	(14)	19	(62)	(814)
Less: Net loss attributable to noncontrolling interest	—	—	—	(30)	—	—	—	—	—	—	—		—	—	(30)
Pretax segment gain (loss) excluding net loss attributable to noncontrolling interest	$(194)	$(12)	$1	$—	$36	$(5)	$(169)	$(88)	$(203)	$(44)	$(49)	$(14)	$19	$(62)	$(784)

(1)    Pretax net realized gains and losses on Available-for-Sale securities, increase in reserves on bank loans and the fair value adjustment on low income housing investments

(2)    Reflects consolidation of property fund limited partnerships managed by Threadneedle and hedge fund partnerships managed by RiverSource

(3)    Gain on sale of operating assets

(4)    Variable annuity guarantee impacts include:

$82 million net benefit related to variable annuity living benefit hedges

$41 million increase in DAC Amortization resulting from estimated 50% hedge offset, an immaterial portion of this offset is reflected in Benefits expenses in DSIC

$66 million write off related to expected reversal of FAS 157 credit spreads

$63 million increase in death and income benefit expenses due to lower equity market valuations

(5)    Increase in DAC and DSIC amortization related to market and the DAC effect of the variable annuity living benefit riders, net of hedges

(6)    Gain on the repurchase of certain junior subordinated notes

(7)    Previously announced integration and restructuring charges

Ameriprise Financial, Inc.

Disclosed Items - Included in Core Operating Earnings

Third Quarter 2009

	Asset Management		Annuities	Protection
	Consolidated
	Managed	Legal	Valuation	Valuation
(in millions, unaudited)	Funds (1)	Expenses (2)	Assumptions (3)	Assumptions (3)	Consolidated
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—
Distribution fees	—	—	—	—	—
Net investment income	(1)	—	—	—	(1)
Premiums	—	—	—	—	—
Other revenues	4	—	—	(65)	(61)
Total revenues	3	—	—	(65)	(62)
Banking and deposit interest expense	—	—	—	—	—
Total net revenues	3	—	—	(65)	(62)

Expenses
Distribution expenses	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	(47)	(33)	(80)
Amortization of deferred acquisition costs	—	—	(64)	(55)	(119)
Interest and debt expense	—	—	—	—	—
General and administrative expense	3	10	—	—	13
Total expenses	3	10	(111)	(88)	(186)
Pretax segment income (loss)	—	(10)	111	23	124
Less: Net loss attributable to noncontrolling interest	—	—	—	—	—
Pretax segment gain (loss) excluding net loss attributable to noncontrolling interest	$—	$(10)	$111	$23	$124

(1)	Reflects consolidation of property fund limited partnerships managed by Threadneedle and hedge fund partnerships managed by RiverSource
(2)	Increase in legal expenses
(3)	Net impact of annual review/updating of valuation assumptions

Ameriprise Financial, Inc.

Disclosed Items - Excluded from Core Operating Earnings

Third Quarter 2009

	Advice & Wealth Management		Asset Management	Annuities		Protection		Corporate
				VA	Market		Market
	Securities	Integration	Integration	Guarantee	Impacts	Securities	Impacts	Securities	RiverSource	Debt Retirement	Integration
(in millions, unaudited)	Gains/(Losses) (1)	Charges (2)	Charges (2)	Impacts (3)	to DAC/DSIC (4)	Gains/(Losses) (1)	to DAC/DSIC (4)	Gains/(Losses) (1)	2a-7 Fund (5)	Costs (6)	Charges (2)	Consolidated
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Distribution fees	—	—	—	—	—	—	—	—	—	—	—	—
Net investment income	5	—	—	—	—	7	—	2	—	—	—	14
Premiums	—	—	—	—	—	—	—	—	—	—	—	—
Other revenues	—	—	—	—	—	—	—	—	—	—	—	—
Total revenues	5	—	—	—	—	7	—	2	—	—	—	14
Banking and deposit interest expense	—	—	—	—	—	—	—	—	—	—	—	—
Total net revenues	5	—	—	—	—	7	—	2	—	—	—	14

Expenses
Distribution expenses	—	—	—	—	—	—	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	52	(4)	—	—	—	—	—	—	48
Amortization of deferred acquisition costs	—	—	—	(53)	(22)	—	(1)	—	—	—	—	(76)
Interest and debt expense	—	—	—	—	—	—	—	—	—	13	—	13
General and administrative expense	—	21	7	—	—	—	—	—	10	—	4	42
Total expenses	—	21	7	(1)	(26)	—	(1)	—	10	13	4	27
Pretax segment income (loss)	5	(21)	(7)	1	26	7	1	2	(10)	(13)	(4)	(13)
Less: Net loss attributable to noncontrolling interest	—	—	—	—	—	—	—	—	—	—	—	—
Pretax segment gain (loss) excluding net loss attributable to noncontrolling interest	$5	$(21)	$(7)	$1	$26	$7	$1	$2	$(10)	$(13)	$(4)	$(13)

(1)   Pretax net realized investment gains/(losses) on Available-for-Sale securities and an increase in reserves on commercial mortgage loans

(2)   Non-recurring integration charges related to J. & W. Seligman & Co., H&R Block Financial Advisors and Columbia Management acquisitions

(3)   Variable annuity guarantee impacts include:

$ 66 million net expense related to hedged variable annuity living benefits

$ 63 million decrease in DAC and DSIC amortization resulting from hedged living benefits offset

$ 4 million decrease in death and income benefit expenses due to higher equity market valuations

(4)   Decrease in DAC and DSIC amortization from higher period ending account values and from the impact of variable annuity living benefit costs, net of hedges

(5)   Expenses to support $1 Net Asset Value of RiverSource money market funds

(6)   Costs related to the early retirement of $450 million of the company’s notes due in 2010

Exhibit C

Statistical Supplement Package

(unaudited)

Fourth Quarter 2009

Prior Statistical Supplement Reconciliation Tables

Ameriprise Financial, Inc.

Reconciliation of Adjustments Affecting Historical Statistical Supplement Presentations

(in millions, unaudited)	December 31, 2008	March 31, 2009	June 30, 2009	September 30, 2009
Advice and Wealth Management Segment (1)
Net investment income
Net investment income - as previously reported	$(119)	$54	$85	$95
Net investment income - current presentation	(123)	51	82	91
Change	$(4)	$(3)	$(3)	$(4)

Distribution expenses
Distribution expenses - as previously reported	$450	$461	$471	$508
Distribution expenses - current presentation	457	462	478	504
Change	$7	$1	$7	$(4)

General and administrative expense
General and administrative expense - as previously reported	$319	$329	$320	$316
General and administrative expense - current presentation	308	325	310	316
Change	$(11)	$(4)	$(10)	$—

(1)	Reclass the provision for loan losses on bank loans and Experienced Advisor Recruit loans from general and administrative expense to net investment income and distribution expenses, respectively.